UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2003

CWABS, Inc. (as company under a Pooling and Servicing Agreement, dated as of April 1, 2003, providing for, inter alia, the issuance of Asset-Backed Certificates, Series 2003-BC2)


                                   CWABS, Inc.
                                   -----------
             (Exact name of registrant as specified in its charter)


         DELAWARE                    333-101101                  95-4596514
         --------                    ----------                  ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)

4500 Park Granada
Calabasas, California                                               91302
---------------------                                               -----
(Address of Principal                                             (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (818) 225-3237








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ITEM 5. OTHER EVENTS.

         Filing of Certain Materials

         In connection with the issuance by CWABS, Inc. Asset-Backed Certificates, Series 2003- BC2 (the "Certificates"), CWABS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as
Exhibit 8.1





              ITEM 601(A) OF
              REGULATION S-K
              EXHIBIT NO.                       DESCRIPTION
              -----------                       -----------

                  8.1                           Opinion Letter re: tax matters

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     CWABS, INC.


                                                     By:  /s/ Celia Coulter
                                                          -------------------
                                                     Name:     Celia Coulter
                                                     Title:    Vice President

Dated:   April 23, 2003

                                INDEX OF EXHIBITS




                  ITEM 601(A) OF                 SEQUENTIALLY
                  REGULATION S-K                 NUMBERED
                  EXHIBIT NO.                    DESCRIPTION
                  -----------                    -----------
                  8.1                            Opinion Letter re: tax matters